UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 of 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2008

Virgin Mobile USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33735	20-8826316
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10 Independence Boulevard Warren, NJ	07059
(Address of principal executive offices)	(Zip Code)

(908) 607-4000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth under Item 2.01 “Completion of Acquisition or Disposition of Assets” is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Acquisition of Helio LLC

On August 22, 2008, Virgin Mobile USA, Inc., (the “Company”) completed its acquisition (the “Acquisition”) of Helio LLC (“Helio LLC”) pursuant to the Transaction Agreement, dated June 27, 2008 (the “Transaction Agreement”), by and among the Company, Virgin Mobile USA, L.P. (“VMU Opco”), Helio, Inc. (“Helio, Inc.”), Helio LLC, SK Telecom USA Holdings, Inc. (“SK Telecom”), EarthLink, Inc. (“EarthLink”) and Corvina Holdings Limited (“Virgin Group”). In accordance with the terms and conditions set forth in the Transaction Agreement, the Company acquired all of the membership units of Helio LLC in exchange for 12,806,632 partnership units of VMU Opco and 193,368 shares of Class A common stock of the Company. In addition, each of Virgin Group and SK Telecom invested $25 million into the Company in exchange for the issuance by the Company of 25,000 shares of newly issued Series A Convertible Preferred Stock (“Series A Preferred Stock”).

Amendment to the Registration Rights Agreement

On August 22, 2008, in accordance with the terms of the Transaction Agreement, the Company entered into Amendment No. 1 to the Registration Rights Agreement, dated as of October 16, 2007, by and among the Company, Virgin Group, Cortaire Limited, a company incorporated in the British Virgin Islands (“Cortaire”), Sprint Ventures, Inc., a Kansas corporation (“Sprint”), Best Buy Co., Inc., and Freedom Wireless, Inc., pursuant to which, SK Telecom and Earthlink have been joined as parties to the Registration Rights Agreement. The foregoing description of the amendment to the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Amendment No. 1 to the Registration Rights Agreement, which is filed as Exhibit 4.2 to this Current Report and is incorporated herein by reference.

Amended and Restated Stockholders Agreement

On August 22, 2008, in accordance with the terms of the Transaction Agreement, the Company entered into the Amended and Restated Stockholders Agreement (the “Stockholders Agreement”), by and among the Company, Virgin Group, Cortaire, SK Telecom, and Sprint, pursuant to which SK Telecom has been joined as a party to the Stockholders Agreement. The foregoing description of the Stockholders Agreement is qualified in its entirety by reference to the full text of the Amended and Restated Stockholders Agreement, which is filed as Exhibit 4.1 to this Current Report and is incorporated herein by reference.

Amended and Restated Limited Partnership Agreement of VMU Opco

On August 22, 2008, in accordance with the terms of the Transaction Agreement, the Company entered into the Amended and Restated Limited Partnership Agreement of VMU Opco (the “Limited Partnership Agreement”), by and among the Company, VMU GP I, LLC, Bluebottle USA Holdings L.P., Sprint, SK Telecom and Earthlink, pursuant to which, (i) SK Telecom and Earthlink have been admitted as limited partners of VMU Opco, and (ii) a new series of preferred units of VMU Opco was created with designations, preferences and other rights, terms and conditions that were substantially similar to the designations, preferences and other rights, terms and conditions of the Series A Preferred Stock. The foregoing description of the Limited Partnership Agreement is qualified in its entirety by reference to the full text of the Amended and Restated Limited Partnership Agreement of VMU Opco, which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Entry into Assumption Agreements

On August 22, 2008, in connection with the Acquisition, Helio LLC entered into an Assumption Agreement (the “Senior Assumption Agreement”) in favor of JPMorgan Chase Bank, N.A. (“JPMorgan”) in order to become a party to the Guarantee and Collateral Agreement, dated as of July 19, 2006, as amended, between VMU Opco and JPMorgan, as collateral agent. Pursuant to the Senior Assumption Agreement, Helio LLC guarantees all of VMU Opco’s obligations under the Amended and Restated Credit Agreement, dated as of July 19, 2006, as amended, among VMU Opco, the lenders thereto and JPMorgan, and Helio LLC grants a security interest in substantially all of its assets in favor of JPMorgan, as collateral agent. The foregoing description of the Senior Assumption Agreement is qualified in its entirety by reference to the full text of the Senior Assumption Agreement, which is filed as Exhibit 10.2 to this Current Report and is incorporated herein by reference.

On August 22, 2008, in connection with the Acquisition, Helio LLC entered into an Assumption Agreement (the “Subordinated Assumption Agreement”) in favor of Virgin Entertainment Holdings, Inc. (“VEHI”) and SK Telecom in order to become a party to the Guarantee and Collateral Agreement, dated as of July 19, 2006, as amended, between VMU Opco and VEHI, as collateral agent. Pursuant to the Subordinated Assumption Agreement, Helio LLC guarantees all of VMU Opco’s obligations under the Subordinated Credit Agreement, dated as of July 19, 2006, as amended, between VMU Opco, VEHI and SK Telecom, and Helio LLC grants a security interest in substantially all of its assets in favor of VEHI, as collateral agent. The foregoing description of the Subordinated Assumption Agreement is qualified in its entirety by reference to the full text of the Subordinated Assumption Agreement, which is filed as Exhibit 10.3 to this Current Report and is incorporated herein by reference.

Upon completion of the Acquisition, the Second Amendment and Consent, dated as of June 27, 2008, to the Amended and Restated Credit Agreement, dated as of July 19, 2006, as amended, among VMU Opco, the lenders party thereto, and JPMorgan, as administrative agent became effective.

Upon completion of the Acquisition, the Second Amendment and Consent, dated as of June 27, 2008, to the Subordinated Credit Agreement, dated as of July 19, 2006, as amended, among VMU Opco, VEHI and SK Telecom became effective.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amendment of the Bylaws

On August 22, 2008, the Company’s Bylaws were amended and restated as contemplated in the Transaction Agreement. The Amended and Restated Bylaws of the Company provide, among other things, (1) an increase in the size of the Board of Directors of the Company (the “Board”) from ten to eleven directors and (2) the right of SK Telecom to appoint two directors to the Board, subject to SK Telecom continuing to hold certain minimum interests in the Company. The foregoing description of the Bylaws of the Company is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws of the Company, which is filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

Filing of the Certificate of Designations

On August 22, 2008, in connection with the Acquisition, the Company filed with the Secretary of State of the State of Delaware the Certificate of Designations of Series A Preferred Stock of Virgin Mobile USA, Inc., pursuant to which, the Company created 50,000 shares of Series A Preferred Stock. Subject to the approval by the stockholders of the Company, the Series A Preferred Stock will be convertible automatically for Class A common stock, par value $0.01, of the Company (“Class A Common Stock”) upon the earlier of (i) four years from the date of issuance and (ii) such time as the market price of the Company’s Class A Common Stock exceeds $8.50 per share. The Series A Preferred Stock will have a 6% annual dividend and will be convertible at the option of the holder after 18 months after the date of issuance subject to the approval by the stockholders of the Company. The foregoing description of the Series A Preferred Stock is qualified in its entirety by reference to the full text of the Certificate of Designations of Series A Preferred Stock of the Company, which is filed as Exhibit 3.2 to this Current Report and is incorporated herein by reference.

In connection with the foregoing, the Company has agreed to call a meeting of the Company’s stockholders to, among other things, consider approval of the authorization of the issuance of Class A Common Stock of the Company upon the conversion of the Series A Preferred Stock.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

The financial statements required to be filed under this item with respect to the acquired business described in Item 2.01 will be filed in an amendment to this report not later than 71 calendar days after the due date for the initial filing of this report, as permitted by Item 9.01(a)(4) of Form 8-K.

(b)	Pro Forma Financial Information.

The pro forma financial information required to be furnished under this item with respect to the acquired business described in Item 2.01 will be filed in an amendment to this report not later than 71 calendar days after the due date for the initial filing of this report, as permitted by Item 9.01(b)(2) of Form 8-K.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

3.1	Amended and Restated Bylaws

3.2	Certificate of Designations, as filed with the Secretary of State of the State of Delaware on August 22, 2008

4.1	Amended and Restated Stockholders Agreement, dated August 22, 2008

4.2	Amendment No. 1 to the Registration Rights Agreement, dated August 22, 2008

10.1	Amended and Restated Limited Partnership of Virgin Mobile USA, L.P., dated August 22, 2008

10.2	Assumption Agreement by Helio LLC in favor of JPMorgan Chase, N.A., dated as of August 22, 2008

10.3	Assumption Agreement by Helio LLC in favor of Virgin Entertainment Holdings, Inc. and SK Telecom USA Holdings, Inc., dated as of August 22, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Virgin Mobile USA, Inc.

Date: August 28, 2008	/s/ Peter Lurie
Name: Peter Lurie
Title: General Counsel

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws

3.2	Certificate of Designations, as filed with the Secretary of State of the State of Delaware on August 22, 2008

4.1	Amended and Restated Stockholders Agreement, dated August 22, 2008

4.2	Amendment No. 1 to the Registration Rights Agreement, dated August 22, 2008

10.1	Amended and Restated Limited Partnership of Virgin Mobile USA, L.P., dated August 22, 2008

10.2	Assumption Agreement by Helio LLC in favor of JPMorgan Chase, N.A., dated as of August 22, 2008

10.3	Assumption Agreement by Helio LLC in favor of Virgin Entertainment Holdings, Inc. and SK Telecom USA Holdings, Inc., dated as of August 22, 2008